SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                            5 STARLIVING ONLINE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A


                           Proxy Statement Pursuant to
               Section 14A of the Securities Exchange Act of 1934


                            5 Starliving Online, Inc.
             (Exact name of registrant as specified in its Charter)


                            Common Stock no par value
                                 (Title of Class
                                 of Securities)


                      (CUSIP Number of Class of Securities)
                                   3383 12 101

       Delaware                   0-26875                    33-0814123
(State of Incorporation)  (Commission file number)  (IRS Employer Identification
                                                               Number)


                                 Charles Clayton
                           527 Marquette, Suite 1800,
                          Minneapolis, Minnesota 55402
                                 (612) 338-3738
            (Name, address and telephone number of person authorized
   to receive notice and communications of behalf on person filing statement)

                            5 STARLIVING ONLINE, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                February 19, 2000

Dear Fellow Shareholder:

      The special meeting of shareholders of 5 Starliving Online, Inc. will be held at the The Great Blue Heron Room, located at 9565 Semiahmoo Parkway, Blaine, Washington, on the 29th day of February, 2000, at 12:00 noon. to consider and act upon the following matters:

      Reverse split the common shares at 1 share for each 3 shares held.

      The foregoing matters are more fully described in the accompanying proxy statement which is hereby made a part of this notice.

      All shareholders of record at the close of business on February 15, 2000, will be entitled to vote at the meeting.


BY THE BOARD OF DIRECTORS,

The execution of the enclosed proxy and its return as promptly as possible will be greatly appreciated. A reply envelope is enclosed for your convenience.

                            5 STARLIVING ONLINE, INC.


                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                February 29, 2000


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS



      This proxy statement is furnished to holders of the common stock 5 Starliving Online, Inc., (the "Company") in connection with the solicitation by the Board of Directors of proxies for use at the special meeting of shareholders to be held on the 29th day of February, 2000, and at all adjournments thereof, for the purpose of voting on a reverse split of stock.

      Holders of outstanding stock of record at the close of business February 15, 2000, are entitled to vote at the meeting and to cast one vote for each share held. The outstanding voting securities of the company, as of February 1, 2000, consists of 8,000,000 shares.

      This Proxy Statement and form of proxy are being mailed to the shareholders of 5 Starliving Online, Inc. on or about February 19, 2000.


                                   THE COMPANY

      The Company was formed in Delaware on June 8, 1998. The Company has raised funds through a limited sale of its stock and has filed a Registration Statement with the Securities and Exchange Commission. The Company has since devoted its efforts to completing its web site.


               PRINCIPAL SHAREHOLDERS OF 5 STARLIVING ONLINE, INC.

      The company knows of no person who was the beneficial owner of more than 5% of the company's voting securities, and all of these securities were held for more than the past two years, except as follows:


Name of Beneficial Owner              Number of Shares       % of Ownership
------------------------              ----------------       --------------

Paul Hayward                          1,000,000              13%

Amber Associates, Inc.                  230,000               3%

Upshaw Investment, Inc.                 375,000               5%

Chantal Gibson                          380,000               5%

Eileen Hayward                          390,000               5%

Robin Lee                               355,000               4%

Dilshand Maherali                       375,000               5%

Mola Investments Ltd                    390,000               5%

Dr S A Redwood                          350,000               4%

Quadra Investments, Ltd.                385,000               5%

Nazir Maherali                        3,750,000              47%

Directors and Officers                1,000,000              13%
as a group


               OFFICERS AND DIRECTORS OF 5 STARLIVING ONLINE, INC.

      The officers and directors of 5 Starliving Online, Inc. held since inception. There was no audit, compensation, nominating or any other committee of the Board of Directors. The officers and directors of the company are as follows:


Name                                       Position
----                                       --------

Paul Hayward                               President, Secretary, Director

Kali Palmer                                Director


      Paul Hayward, Mr. Hayward is the President, Secretary and a Director of the Company. From 1994 to 1997 he was investor relations counsel to Datotech Systems, Inc. and from 1997 to 1998 he was investor relations counsel to Europa Resources, Inc. Since 1998 he has been involved with this Company on a full time basis.

      Kali Palmer, Ms Palmer is a Director. She worked for Facilicom Educational Products in Austin, Texas from 1993 to 1998 in marketing. From 1998 to the present she has been a director of the company and in the real estate business in Seattle, Washington.


               EXECUTIVE COMPENSATION OF 5 STARLIVING ONLINE, INC.

      There were no officers or directors that received any compensation during the last year


                   VOTING RIGHTS; VOTES REQUIRED FOR APPROVAL

      The Board of Directors has fixed the close of business on February 15, 2000 as the record date. Only holders of record of shares on the record date are entitled to notice of and to vote at the meeting. There are 8,000,000 shares outstanding and entitled to vote.

      Each holder is entitled to cast one vote per share. The presence, in person or by proxy of the holders of a majority of the outstanding shares is necessary to constitute a quorum. The affirmative vote, in person or by proxy, of the holders of a majority of the shares is required to conduct the business of the special meeting of shareholders.


                               REVERSE STOCK SPLIT

      There are now 8,000,000 shares of common stock outstanding. The Board of Directors decided that it was in the best interests of the Company to reverse split the shares so that there will be 1 share for each 3 shares. This means that there will be 2,666,666 shares outstanding of the Company. There will be no fractional shares, so that any shareholder that would own a fractional share after the reverse split will be rounded up to an even share. This will not change the percentage ownership of any shareholder.


                                DISSENTERS RIGHTS

      All holders of outstanding shares of common stock of the company have the right under Delaware Statutes to dissent from the reverse split and to obtain the fair value of their shares. Any shareholder seeking to exercise his rights must follow the procedure specified in the Delaware Statutes.

      A shareholder may assert dissenters' rights only as to all of the shares registered in his or her name unless the shareholder dissents with respect to all of the shares which are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders. Shareholders who have the right to exercise dissenters' rights and obtain payment for their shares do not have a right at law or in equity to have the proposed action at the special meting set aside or rescinded, except when the action is fraudulent with regard to the shareholder or the corporation.

      A shareholder that desires to dissent must give written notice to 5 Starliving Online, Inc., 10612 Aqua Way South, Seattle, Washington 98168.

      The Board of Directors of 5 Starliving Online, Inc. recommends a vote for the proposals in this Proxy Statement.

ITEM 1. DATE, TIME AND PLACE INFORMATION

      The special meeting of shareholders of 5 Starliving Online, Inc. will be held at The Great Blue Heron Room, 9565 Semiahmoo Parkway, Blaine, Washington, on the 29th day of February, 2000, at 12:00 noon.

      This Proxy Statement and form of proxy will be mailed to the shareholders of 5 Starliving Online, Inc. on February 19, 2000.


ITEM 2. REVOCABILITY OF PROXY

      The proxy is not revokable.


ITEM 3. DISSENTER'S RIGHT OF APPRAISAL

      All holders of outstanding shares of common stock of the company have the right under Delaware Statutes to dissent from the reverse split and to obtain the fair value of their shares. Any shareholder seeking to exercise his rights must follow the procedure specified in the Delaware Statutes.

      A shareholder may assert dissenters' rights only as to all of the shares registered in his or her name unless the shareholder dissents with respect to all of the shares which are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders. Shareholders who have the right to exercise dissenters' rights and obtain payment for their shares do not have a right at law or in equity to have the proposed action at the special meting set aside or rescinded, except when the action is fraudulent with regard to the shareholder or the corporation.

      A shareholder that desires to dissent must give written notice to 5 Starliving Online, Inc., 10612 Aqua Way South, Seattle, Washington 98168.


ITEM 4. PERSONS MAKING THE SOLICITATION

      The solicitation is made by the registrant. There is no director that intends to oppose any action.

ITEM 5. INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

      None


ITEM 6. VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

            There are presently 8,000,000 shares of the company's common shares outstanding. The following table sets forth the information as to the ownership of each person who, as of the date of this Offering Circular, owns of record, or is known by the company to own beneficially, more than five per cent of the company's common stock, and the officers and directors of the company.



                                     Shares of           Percent of
Name                              Common Stock           ownership
--------------------------------------------------------------------------------

Paul Hayward                         1,000,000           13%

Amber Associates, Inc.                 230,000            3%

Upshaw Investment, Inc.                375,000            5%

Chantal Gibson                         380,000            5%

Eileen Hayward                         390,000            5%

Robin Lee                              355,000            4%

Dilshand Maherali                      375,000            5%

Mola Investments Ltd                   390,000            5%

Dr S A Redwood                         350,000            4%

Quadra Investments, Ltd.               385,000            5%

Nazir Maherali                       3,750,000           47%

Directors and Officers               1,000,000           13%
as a group

ITEM 7. DIRECTORS AND EXECUTIVE OFFICERS

      The officers and directors of the company are:

Name                                  Position
----                                  --------

Paul Hayward                          President, Secretary, Director

Kali Palmer                           Director


      Paul Hayward, Mr. Hayward is the President, Secretary and a Director of the Company. From 1994 to 1997 he was investor relations counsel to Datotech Systems, Inc. and from 1997 to 1998 he was investor relations counsel to Europa Resources, Inc. Since 1998 he has been involved with this Company on a full time basis.

      Kali Palmer, Ms Palmer is a Director. She worked for Facilicom Educational Products in Austin, Texas from 1993 to 1998 in marketing. From 1998 to the present she has been a director of the company and in the real estate business in Seattle, Washington.


ITEM 8. COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

NAME                                  CAPACITY            CASH COMPENSATION
----                                  --------            -----------------

None


ITEM 9. INDEPENDENT PUBLIC ACCOUNTANTS

      The principal accountant is Willams & Webster, P.S.

      The principal accountant for the current year is not expected to be present at the special meeting of shareholders, they are not expected to make a statement and are not expected to be available to answer appropriate questions.


ITEM 10. COMPENSATION PLANS

      The registrant has no compensation plans, and no action with respect to any such plan will be taken at the shareholders meeting.

ITEM 11. AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

      Not applicable


ITEM 12. MODIFICATION OR EXCHANGE OF SECURITIES

      There are now 8,000,000 shares of common stock outstanding. The Board of Directors decided that it was in the best interests of the Company to reverse split the shares so that there will be 1 share for each 3 shares. This means that there will be 2,666,666 shares outstanding of the Company. There will be no fractional shares, so that any shareholder that would own a fractional share after the reverse split will be rounded up to an even share. This will not change the percentage ownership of any shareholder.


ITEM 13. FINANCIAL AND OTHER INFORMATION

      None


ITEM 14. MERGERS, CONSOLIDATIONS, ACQUISITIONS, AND SIMILAR MATTERS

      None


ITEM 15. ACQUISITION OR DISPOSITION OF PROPERTY

      Not Applicable


ITEM 16. RESTATEMENT OF ACCOUNTS

      Not Applicable


ITEM 17. ACTION WITH RESPECT TO REPORTS

      Not Applicable


ITEM 18. MATTERS NOT REQUIRED TO BE SUBMITTED

      Not Applicable

ITEM 19. AMENDMENT OF CHARTER, BYLAWS OR OTHER DOCUMENTS

      None


ITEM 20. OTHER PROPOSED ACTION

      Not Applicable


ITEM 21. VOTING PROCEDURES

      The Board of Directors has fixed the close of business on February 15, 2000 as the record date. Only holders of record of shares on the record date are entitled to notice of and to vote at the meeting. There are 8,000,000 shares outstanding and entitled to vote held by approximately 37 shareholders.

      Each holder is entitled to cast one vote per share. The presence, in person or by proxy of the holders of a majority of the outstanding shares is necessary to constitute a quorum. The affirmative vote, in person or by proxy, of the holders of a majority of the shares is required to ratify the merger.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed by the President on February 9, 2000.


                                       5 Starliving Online, Inc.


                                       /S/ Paul Hayward

                            5 STARLIVING ONLINE, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

                         Special Meeting of Shareholders

                                February 29, 2000



      The undersigned, having received the Notice of Special Meeting of Shareholders and Proxy Statement of 5 Starliving Online, Inc., dated February 19, 2000, hereby constitute and appoint Paul Hayward with full power of substitution, as attorney and proxy of the undersigned, to attend the special meeting of shareholders of 5 Starliving Online, Inc. on the 29th day of February, 2000, at 12:00 noon, or at any adjournment or adjournments thereof, and to vote, as designated below, all of the common shares of the undersigned in 5 Starliving Online, Inc. which the undersigned would be entitled to vote if personally present, as follows:


      Reverse split the common shares at 1 share for each 3 shares held

                                                    ______YES  ______NO


      This proxy will be voted as directed, or if no such direction is indicated and the signed proxy is returned to 5 Starliving Online, Inc. it will be voted in favor thereof.


Dated: ___________________, 2000.



                                       ---------------------------------------
                                       (Printed Shareholders Name)

                                       ---------------------------------------
                                       (Shareholders Signature)


                                       ---------------------------------------
                                       (Print Joint Shareholders Name,
                                       if any)

                                       ---------------------------------------
                                       (Joint Shareholders Signature)



IMPORTANT: PLEASE DATE AND SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR ON THE STOCK CERTIFICATE. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, GIVE FULL TITLE AS SUCH; IF SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT IS ASKED TO SIGN.